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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                 April 23, 2008
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                             WASTE TECHNOLOGY CORP.
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             (Exact Name of Registrant as specified in its charter)



                         Commission File Number 0-14443
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          Delaware                                            13-2842053
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(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 358-3812
                         -------------------------------
                         (Registrant's Telephone number)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            At a Board of Directors meeting held on April 21, 2008 the Board of Directors named Mr. Roger Griffin to the Board of Directors of the Company. Mr. Griffin joined the Company in February 2008 as President and Chief Executive Officer with more than 14 years of manufacturing experience. He was most recently Vice President of Operations at Shaefer Interstate Railing and before that in management at Dana Corporation.

            There is no arrangement or understanding between Mr. Griffin and any other person pursuant to which he was elected a Director.






ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits

                 99.1     Press Release dated April 23, 2008.





                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.


Dated:      April 23, 2008                     Waste Technology Corp.


                                               By: /s/ William E. Nielsen
                                                   ---------------------------
                                                   William E. Nielsen,
                                                   Director and
                                                   Chief Financial Officer





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